SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12


                         Pioneer High Income Trust
                    Pioneer Municipal High Income Trust
               Pioneer Municipal High Income Advantage Trust
            (Name of each Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       SCHEDULED FOR SEPTEMBER 21, 2006

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:

     The annual meeting of shareholders of each of the above registered investment management companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, on September 21, 2006 at 2:00 p.m., Eastern time, to consider the following:

    1. To elect three Trustees of your fund, as named in the attached proxy statement, two by the holders of Common and Preferred Shares of your fund, voting together as a single class, and one by the holders of Preferred Shares of your fund, voting as a separate class. Each elected Trustee will serve for a three year term or until a successor is elected.

    2. To consider any other business that may properly come before the meeting.

     Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO 1.
     Shareholders of record as of the close of business on July 28, 2006 are entitled to vote at the meeting and any related follow-up meetings.

                                 By Order of each Board of Trustees,

                                 Dorothy E. Bourassa, Secretary

Boston, Massachusetts
August 8, 2006

                               -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                              PROXY STATEMENT OF


                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                        ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                 INTRODUCTION

     This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each of the funds referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares") of each fund. The Common Shares and the Preferred Shares of each fund sometimes are referred to herein collectively as the "Shares". Each meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Eastern time, on September 21, 2006, and at any adjournments of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about August 8, 2006. The annual report for each fund for its most recently completed fiscal year was previously mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of each fund as of the close of business on July 28, 2006 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. The affirmative vote of a plurality of the Common and Preferred Shares of each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of each fund. The affirmative vote of a plurality of the Preferred Shares of each fund present at the meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares of each fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the meeting shall be elected. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for Trustee. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

     Each fund will vote separately on each item. Votes of multiple funds will not be aggregated.

                                  PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of each fund are being asked to consider the election of three nominees to the Board of Trustees of each fund. All of the nominees for election to each fund's Board currently serve as Trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three year term or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of each fund.

     The Agreement and Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. Class I Trustees are being submitted to shareholders for election at the meeting for Pioneer High Income Trust. Class III Trustees are being submitted to shareholders for election at the meetings for Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust.

     Each fund's Board of Trustees consists of nine members.

Pioneer High Income Trust
     The terms of the Class II Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2007; the terms of the Class III Trustees -- Ms. Graham, Mr. Hood and Mr. Winthrop -- expire in 2008; and the terms of the Class I Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2006 annual meeting.

Pioneer Municipal High Income Trust
     The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2007; the terms of the Class II Trustees -- Ms. Graham, Mr. Hood and Mr. Winthrop -- expire in 2008; and the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2006 annual meeting.

Pioneer Municipal High Income Advantage Trust
     The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2007; the terms of the Class II Trustees -- Ms. Graham, Mr. Hood and Mr. Winthrop -- expire in 2008; and the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2006 annual meeting.

     Subsequently, for each fund, each class of Trustees will stand for election at the conclusion of its respective three year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund.

     The following table sets forth the incumbent Trustees and each Trustee's position(s) with each fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Hood and Mr. West) serves as a Trustee of each of the 89 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. Hood and Mr. West each serves as Trustee of 35 of the 89 Pioneer Funds. The address of all Interested Trustees is 60 State Street, Boston, Massachusetts 02109.

                                                                                            Other
                                       Term of Office                                   Directorships
                       Position(s)           and                                        Held by this
      Name, Age            Held           Length of        Principal Occupation(s)       Trustee or
     and Address      With the Fund        Service         During Past Five Years          Nominee
-------------------- --------------- ------------------ ---------------------------- ------------------
Interested Trustees:
John F. Cogan, Jr.   Chairman of     High Income        Deputy Chairman and a        Director of ICI
(80)*                the Board,      Trust: Class II    Director of Pioneer Global   Mutual Insurance
                     Trustee and     Trustee since      Asset Management S.p.A.      Company; Director
                     President       2002. Term         ("PGAM"); Non-Executive      of Harbor Global
                                     expires in 2007.   Chairman and a Director      Company, Ltd.
                                     Elected by         of Pioneer Investment
                                     Preferred          Management USA Inc.
                                     Shares only.       ("PIM-USA"); Chairman
                                     Municipal High     and a Director of Pioneer;
                                     Income Trust:      Chairman and Director of
                                     Class I Trustee    Pioneer Institutional Asset
                                     since 2003.        Management, Inc. (since
                                     Term expires in    2006); Director of
                                     2007. Elected      Pioneer Alternative
                                     by Preferred       Investment Management
                                     Shares only.       Limited (Dublin);
                                     Municipal High     President and a Director
                                     Income             of Pioneer Alternative
                                     Advantage          Investment Management
                                     Trust: Class I     (Bermuda) Limited and
                                     Trustee since      affiliated funds; Director
                                     2003. Term         of PIOGLOBAL Real
                                     expires in 2007.   Estate Investment Fund
                                     Elected by         (Russia) (until June
                                     Preferred          2006); Director of
                                     Shares only.       Nano-C, Inc. (since
                                                        2003); Director of Cole
                                                        Investment Corporation
                                                        (since 2004); Director of
                                                        Fiduciary Counseling,
                                                        Inc.; President and
                                                        Director of Pioneer Funds
                                                        Distributor, Inc. ("PFD")
                                                        (until June 2006);
                                                        President of all of the
                                                        Pioneer Funds; and Of
                                                        Counsel, Wilmer Cutler
                                                        Pickering Hale and Dorr
                                                        LLP (counsel to PIM-USA
                                                        and the Pioneer Funds).

                                                                                       Other
                                    Term of Office                                 Directorships
                    Position(s)           and                                      Held by this
    Name, Age          Held            Length of        Principal Occupation(s)     Trustee or
   and Address     With the Fund        Service         During Past Five Years        Nominee
---------------- ---------------- ------------------ ---------------------------- --------------
Osbert M. Hood   Trustee and      High Income        President and Chief          None
(53)*            Executive Vice   Trust: Class III   Executive Officer, PIM-
                 President        Trustee since      USA since May 2003
                                  2003. Term         (Director since January
                                  expires in 2008.   2001; Executive Vice
                                  Municipal High     President and Chief
                                  Income Trust:      Operating Officer from
                                  Class II Trustee   November 2000-May
                                  since 2003.        2003); Director of
                                  Term expires       PGAM since June 2003;
                                  in 2008.           President and Director of
                                  Municipal High     Pioneer since May 2003;
                                  Income             President and Director of
                                  Advantage          Pioneer Institutional Asset
                                  Trust: Class II    Management, Inc. since
                                  Trustee since      February 2006; Chairman
                                  2003. Term         and Director of Pioneer
                                  expires in 2008.   Investment Management
                                                     Shareholder Services,
                                                     Inc. ("PIMSS") since
                                                     May 2003; Director of
                                                     PFD since May 2006;
                                                     Director of Oak Ridge
                                                     Investments, L.L.C. (a
                                                     registered investment
                                                     adviser in which PIM
                                                     USA owns a minority
                                                     interest) since January
                                                     2005; Director of
                                                     Vanderbilt Capital
                                                     Advisors, LLC (an
                                                     institutional investment
                                                     adviser wholly-owned by
                                                     PIM USA) since June
                                                     2006; Executive Vice
                                                     President of all of the
                                                     Pioneer Funds since
                                                     June 2003.

                                                                                                  Other
                                           Term of Office                                     Directorships
                          Position(s)           and                                            Held by this
       Name, Age              Held           Length of          Principal Occupation(s)         Trustee or
      and Address        With the Fund        Service           During Past Five Years           Nominee
----------------------- --------------- ------------------- ------------------------------ -------------------
Independent Trustees:
David R. Bock           Trustee         High Income         Senior Vice President and      Director of The
(62)                                    Trust: Class II     Chief Financial Officer,       Enterprise Social
3050 K. Street NW,                      Trustee since       I-trax, Inc. (publicly         Investment
Washington, DC 20007                    2005. Term          traded health care             Company
                                        expires in 2007.    services company)              (privately-held
                                        Municipal High      (2001-present);                affordable housing
                                        Income Trust:       Managing Partner, Federal      finance company);
                                        Class I Trustee     City Capital Advisors          Director of New
                                        since 2005.         (boutique merchant bank)       York Mortgage
                                        Term expires        (2002 to 2004); and            Trust (publicly
                                        in 2007.            Executive Vice President       traded mortgage
                                        Municipal High      and Chief Financial            REIT)
                                        Income              Officer, Pedestal Inc.
                                        Advantage           (internet-based mortgage
                                        Trust: Class I      trading company)
                                        Trustee since       (2000-2002)
                                        2005. Term
                                        expires in 2007.

Mary K. Bush            Trustee         High Income         President, Bush                Director of Brady
(58)                                    Trust: Class I      International (international   Corporation
3509 Woodbine Street,                   Trustee since       financial advisory firm)       (industrial
Chevy Chase, MD                         2002. Term                                         identification and
20815                                   expires in 2006.                                   specialty coated
                                        Municipal High                                     material products
                                        Income Trust:                                      manufacturer),
                                        Class III Trustee                                  Director of
                                        since 2003.                                        Briggs & Stratton
                                        Term expires                                       Co. (engine
                                        in 2006.                                           manufacturer)
                                        Municipal High                                     and Mortgage
                                        Income                                             Guaranty
                                        Advantage                                          Insurance
                                        Trust: Class III                                   Corporation
                                        Trustee since
                                        2003. Term
                                        expires in 2006.

                                                                                                Other
                                           Term of Office                                   Directorships
                           Position(s)           and                                         Held by this
        Name, Age              Held           Length of        Principal Occupation(s)        Trustee or
       and Address        With the Fund        Service         During Past Five Years          Nominee
------------------------ --------------- ------------------ ---------------------------- -------------------
Margaret B.W. Graham     Trustee         High Income        Founding Director, The       None
(59)                                     Trust: Class III   Winthrop Group, Inc.
1001 Sherbrooke Street                   Trustee since      (consulting firm);
West, Montreal,                          2002. Term         Desautels Faculty of
Quebec, Canada                           expires in 2008.   Management, McGill
                                         Municipal High     University
                                         Income Trust:
                                         Class II Trustee
                                         since 2003.
                                         Term expires
                                         in 2008.
                                         Municipal High
                                         Income
                                         Advantage
                                         Trust: Class II
                                         Trustee since
                                         2003. Term
                                         expires in 2008.

Thomas J. Perna          Trustee         High Income        Private investor (2004-      Director of
(55)                                     Trust: Class I     present); Senior Executive   Quadriserv Inc.
89 Robbins Avenue,                       Trustee since      Vice President, The Bank     (technology
Berkeley Heights, NJ                     February 2006.     of New York (financial       products for
07922                                    Term expires       and securities services)     securities lending
                                         in 2006.           (1986-2004)                  industry)
                                         Municipal High
                                         Income Trust:
                                         Class III Trustee
                                         since February
                                         2006. Term
                                         expires in 2006.
                                         Municipal High
                                         Income
                                         Advantage
                                         Trust: Class III
                                         Trustee since
                                         February 2006.
                                         Term expires
                                         in 2006.

                                                                                            Other
                                        Term of Office                                  Directorships
                        Position(s)           and                                       Held by this
      Name, Age             Held           Length of       Principal Occupation(s)       Trustee or
     and Address       With the Fund        Service         During Past Five Years         Nominee
--------------------- --------------- ------------------ --------------------------- ------------------
Marguerite A. Piret   Trustee         High Income        President and Chief         Director of New
(58)                                  Trust: Class I     Executive Officer,          America High
One Boston Place,                     Trustee since      Newbury, Piret &            Income Fund, Inc.
28th Floor,                           2002. Term         Company, Inc.               (closed-end
Boston, MA 02108                      expires in 2006.   (investment banking firm)   investment
                                      Elected by                                     company)
                                      Preferred
                                      Shares only.
                                      Municipal High
                                      Income Trust:
                                      Class III Trustee
                                      since 2003.
                                      Term expires in
                                      2006. Elected
                                      by Preferred
                                      Shares only.
                                      Municipal High
                                      Income
                                      Advantage
                                      Trust: Class III
                                      Trustee since
                                      2003. Term
                                      expires in 2006.
                                      Elected by
                                      Preferred
                                      Shares only.

Stephen K. West       Trustee         High Income        Senior Counsel, Sullivan    Director, The
(77)                                  Trust: Class II    & Cromwell (law firm)       Swiss Helvetia
125 Broad Street,                     Trustee since                                  Fund, Inc.
New York, NY 10004                    2002. Term                                     (closed-end
                                      expires in 2007.                               investment
                                      Municipal High                                 company)
                                      Income Trust:
                                      Class I Trustee
                                      since 2003.
                                      Term expires
                                      in 2007.
                                      Municipal High
                                      Income
                                      Advantage
                                      Trust: Class I
                                      Trustee since
                                      2003. Term
                                      expires in 2007.

                                                                                          Other
                                         Term of Office                               Directorships
                         Position(s)           and                                    Held by this
       Name, Age             Held           Length of       Principal Occupation(s)    Trustee or
      and Address       With the Fund        Service        During Past Five Years       Nominee
---------------------- --------------- ------------------ -------------------------- --------------
John Winthrop          Trustee         High Income        President, John Winthrop   None
(70)                                   Trust: Class III   & Co., Inc. (private
One North Adgers                       Trustee since      investment firm)
Wharf,                                 2002. Term
Charleston, SC 29401                   expires in 2008.
                                       Municipal High
                                       Income Trust:
                                       Class II Trustee
                                       since 2003.
                                       Term expires
                                       in 2008.
                                       Municipal High
                                       Income
                                       Advantage
                                       Trust: Class II
                                       Trustee since
                                       2003. Term
                                       expires in 2008.

-------------
* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of each fund's investment adviser and certain of its affiliates.

Board Committees
     The Board of Trustees for each fund has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Policy Administration Committee and a Valuation Committee. Committee members are as follows:

Audit
     David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

Independent Trustees
     David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
     Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Policy Administration
     Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

Valuation
     David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair)

     During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Policy Administration and Valuation Committees of each fund held the following meetings:

                                                                                  Municipal
                                                                                 High Income
                                                 High         Municipal High      Advantage
                                             Income Trust      Income Trust         Trust
---------------------------------------------------------------------------------------------
Audit Committee .........................         18                18               18
Independent Trustees Committee ..........         17                15               17
Nominating Committee ....................          8                 7                8
Policy Administration Committee .........         10                10               10
Valuation Committee .....................          4                 4                4

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of March 15, 2005. In accordance with its charter, the purposes of the Audit Committee are to:

    o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

    o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

    o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

    o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

    o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

    o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.

     The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2006 and in the Annual Report for Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2006, for filing with the Securities and Exchange Commission (the "SEC").

     The Audit Committee charter is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

     Each fund's Board of Trustees has determined that the fund has at least one audit committee financial expert. Ms. Marguerite A. Piret, an Independent Trustee, is the audit committee's financial expert.

     All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board of each fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates as Trustees and makes recommendations regarding the qualifications of such persons to the Independent Trustees. All of the Independent Trustees then evaluate any candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of each fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees may only act upon the Nominating Committee's evaluation if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to members of the Board that does not relate to the business of a fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with each fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of each fund's administrative policies and procedures.

     The Independent Trustees Committee reviews each fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     Each fund's Agreement and Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     For Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, during each fund's most recent fiscal year, the Board of Trustees held 14 meetings. For Pioneer Municipal High Income Trust, during the fund's most recent fiscal year, the Board of Trustees held 13 meetings. All of the current Trustees and committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

     The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of June 30, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on June 30, 2006. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on June 30, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                                       Aggregate Dollar Range
                                                       of Equity Securities in
                                                          All Pioneer Funds
                                   Dollar Range of        Overseen or to be
                                  Equity Securities      Overseen by Trustee
Name of Trustee or Nominee           in each Fund            or Nominee
------------------------------- --------------------- ------------------------
INTERESTED TRUSTEE or NOMINEE
John F. Cogan, Jr. ............      Over $100,000(1)             Over $100,000
                                                $0(2)
                                                $0(3)
Osbert M. Hood ................                 $0(1)          $50,001-$100,000
                                                $0(2)
                                                $0(3)
INDEPENDENT TRUSTEE or NOMINEE
David R. Bock ................. $10,001 to $50,000(1)          $50,001-$100,000
                                                $0(2)
                                                $0(3)
Mary K. Bush ..................                 $0(1)          $ 10,001-$50,000
                                                $0(2)
                                                $0(3)
Margaret B. W. Graham .........      $1 to $10,000(1)          $ 10,001-$50,000
                                                $0(2)
                                                $0(3)
Thomas J. Perna ...............                 $0(1)                        $0
                                                $0(2)
                                                $0(3)
Marguerite A. Piret ...........                 $0(1)             Over $100,000
                                                $0(2)
                                                $0(3)
Stephen K. West ...............      $1 to $10,000(1)             Over $100,000
                                                $0(2)
                                                $0(3)
John Winthrop .................      $1 to $10,000(1)             Over $100,000
                                     $1 to $10,000(2)
                                     $1 to $10,000(3)

-------------
(1)  Shares held in Pioneer High Income Trust

(2)  Shares held in Pioneer Municipal High Income Trust

(3)  Shares held in Pioneer Municipal High Income Advantage Trust

     For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

Material Relationships of the Independent Trustees
     For purposes of the statements below:

    o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

    o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

    o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, each fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2005, for each fund, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o the fund

o an officer of the fund

o a related fund

o an officer of any related fund

o Pioneer or PFD

o an officer of Pioneer or PFD

o any affiliate of Pioneer or PFD

o an officer of any such affiliate

     During the calendar years 2004 and 2005, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and certain other Pioneer Funds was approximately $208,010 and $173,353 in 2004 and 2005, respectively.

     During the calendar years 2004 and 2005, for each fund, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o Pioneer

o PFD

o UniCredito Italiano

o any other entity in a control relationship with Pioneer or PFD

     None of the funds' Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2004 and 2005, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o the fund

o any related fund

o Pioneer

o PFD

o any affiliated person of the fund, Pioneer or PFD

o UniCredito Italiano

o any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements
     Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Except as noted below, based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

     Due to an error by each fund and not the Trustee, Forms 3 for Mr. Bock and Mr. Perna were filed subsequent to the required date for such filings. Forms 4, if any, showing changes in ownership of each fund's securities by such Trustees, were filed in a timely manner.

Other executive officers
     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each fund                 Principal occupation(s)
--------------------------------------- ---------------------------------------------------
Dorothy E. Bourassa (58)                Secretary of PIM-USA; Senior Vice President --
  Secretary                             Legal of Pioneer; and Secretary/Clerk of most of
                                        PIM-USA's subsidiaries; Secretary of all of the
                                        Pioneer Funds since September 8, 2003
                                        (Assistant Secretary from November 2000 to
                                        September 2003)

Christopher J. Kelley (41)              Vice President and Senior Counsel of Pioneer
  Assistant Secretary                   since July 2002; Vice President and Senior
                                        Counsel of BISYS Fund Services, Inc. (April 2001
                                        to June 2002); and Assistant Secretary of all of
                                        the Pioneer Funds since September, 2003

Christopher P. Harvey (45)              Partner, Wilmer Cutler Pickering Hale and Dorr
  Assistant Secretary                   LLP; and Assistant Secretary of all of the Pioneer
                                        Funds since July 2006

Vincent Nave (61)                       Vice President -- Fund Accounting,
  Treasurer                             Administration and Controllership Services of
                                        Pioneer; and Treasurer of all of the Pioneer Funds

Mark E. Bradley (46)                    Deputy Treasurer of Pioneer since 2004; Treasurer
  Assistant Treasurer                   and Senior Vice President, CDC IXIS Asset
                                        Management Services from 2002 to 2003;
                                        Assistant Treasurer and Vice President, MFS
                                        Investment Management from 1997 to 2002; and
                                        Assistant Treasurer of all of the Pioneer Funds
                                        since November 2004

Luis I. Presutti (41)                   Assistant Vice President -- Fund Accounting,
  Assistant Treasurer                   Administration and Controllership Services of
                                        Pioneer; and Assistant Treasurer of all of the
                                        Pioneer Funds

Name, age and position with each fund                Principal occupation(s)
--------------------------------------- -------------------------------------------------
Gary Sullivan (48)                      Fund Accounting Manager -- Fund Accounting,
  Assistant Treasurer                   Administration and Controllership Services of
                                        Pioneer; and Assistant Treasurer of all of the
                                        Pioneer Funds since May 2002

Katherine Kim Sullivan (32)             Fund Administration Manager -- Fund
  Assistant Treasurer                   Accounting, Administration and Controllership
                                        Services since June 2003; Assistant Vice
                                        President -- Mutual Fund Operations of State
                                        Street Corporation from June 2002 to June 2003
                                        (formerly Deutsche Bank Asset Management);
                                        Pioneer Fund Accounting, Administration and
                                        Controllership Services (Fund Accounting Manager
                                        from August 1999 to May 2002); and Assistant
                                        Treasurer of all of the Pioneer Funds since
                                        September 2003

Terrence J. Cullen (45)                 Chief Compliance Officer of Pioneer and Pioneer
  Chief Compliance Officer              Funds since March 2006; Vice President and
                                        Senior Counsel of Pioneer since September 2004;
                                        and Senior Vice President and Counsel, State
                                        Street Research & Management Company
                                        (February 1998 to September 2004)

Compensation of trustees and officers
     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2006. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:


                                                 Pension or Retirement   Total Compensation
                                   Aggregate      Benefits Accrued as    from the Fund and
                                 Compensation         Part of Fund         Other Pioneer
Name of Trustee                    from Fund            Expenses               Funds(2)
------------------------------ ---------------- ----------------------- -------------------
Interested Trustees:
John F. Cogan, Jr.(1).......... $     500.00*
                                $     500.00**          $  0.00            $  34,000.00
Osbert M. Hood(1).............. $     500.00*
                                $     500.00**             0.00            $  28,875.00
Independent Trustees:
David R. Bock ................  $   1,986.86*
                                $   1,727.67**             0.00            $ 141,562.50
Mary K. Bush .................  $   2,024.32*
                                $   1,755.83**             0.00            $ 143,812.50
Margaret B.W. Graham .........  $   2,041.64*
                                $   1,768.36**             0.00            $ 145,312.50
Thomas J. Perna(3)............. $     262.04*
                                $     235.67**             0.00            $  22,928.12
Marguerite A. Piret ..........  $   2,238.23*
                                $   1,911.72**             0.00            $ 160,312.50
Stephen K. West ..............  $   1,895.22*
                                $   1,661.23**             0.00            $  91,890.72
John Winthrop ................  $   1,934.91*
                                $   1,690.10**             0.00            $ 137,062.50
                                                        -------            ------------
Total ........................  $  13,383.22*
                                $  11,750.56**          $  0.00            $ 905,756.34
                                                        =======            ============

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 89 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3) Mr. Perna became a Trustee of the fund on February 7, 2006.
*   Aggregate compensation from Pioneer High Income Trust.
**  Aggregate compensation from Pioneer Municipal High Income Advantage Trust.

Compensation of trustees and officers
     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2006. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Municipal High Income Trust:


                                               Pension or Retirement   Total Compensation
                                  Aggregate     Benefits Accrued as    from the Fund and
                                Compensation        Part of Fund         Other Pioneer
Name of Trustee                   from Fund           Expenses               Funds(2)
------------------------------ -------------- ----------------------- -------------------
Interested Trustees:
John F. Cogan, Jr.(1).......... $    500.00           $  0.00            $  34,000.00
Osbert M. Hood(1).............  $    500.00              0.00            $  28,875.00

Independent Trustees:
David R. Bock ................  $  1,712.02              0.00            $ 141,562.50
Mary K. Bush .................  $  1,746.08              0.00            $ 143,812.50
Margaret B.W. Graham .........  $  1,755.93              0.00            $ 145,312.50
Thomas J. Perna(3) ...........  $    220.99              0.00            $  22,928.12
Marguerite A. Piret ..........  $  1,892.43              0.00            $ 160,312.50
Stephen K. West ..............  $  1,659.04              0.00            $  91,890.72
John Winthrop ................  $  1,682.45              0.00            $ 137,062.50
                                                      -------            ------------
Total ........................  $ 11,668.94           $  0.00            $ 905,756.34
                                                      =======            ============

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 89 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3) Mr. Perna became a Trustee of the fund on February 7, 2006.

Investment adviser and administrator
     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

     The Trustees may, but generally do not, attend shareholder meetings. John
F. Cogan, Jr. attended the 2005 annual shareholder meeting for each fund.

Required vote
     In accordance with each fund's Agreement and Declaration of Trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Ms. Bush, Mr. Perna and Ms. Piret are the current nominees for election for each fund. Ms. Bush and Mr. Perna are each elected by the holders of Common and Preferred Shares. Ms. Piret is elected by the holders of Preferred Shares, only. The affirmative vote of a plurality of the Common and Preferred Shares for each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect such nominee for Trustee designated to be elected by the Common and Preferred Shares. The affirmative vote of a plurality of the Preferred Shares for each fund present at the meeting in person or by proxy is required to elect such nominee for Trustee designated to be elected by the Preferred Shares. This means that the three nominees receiving the greatest number of votes will be elected as Class I Trustees to the Board of Pioneer High Income Trust and Class III Trustees to the Board of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust.

Recommendation
     For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                              AUDITOR INFORMATION

Audit fees
     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by each fund for such years were as follows:



                                                 For the fiscal year     For the fiscal year
                                                   ended 3/31/2006         ended 3/31/2005
                                                 --------------------   --------------------
Pioneer High Income Trust ...................          $23,920                 $20,800
Pioneer Municipal High Income Advantage Trust ..       $26,335                 $22,900


                                                 For the fiscal year     For the fiscal year
                                                   ended 4/30/2006         ended 4/30/2005
                                                ---------------------   --------------------
Pioneer Municipal High Income Trust ............      $26,335                 $22,900

Audit-related fees
     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to the review of each fund's semi-annual financial statements and agreed upon procedures related to the ratings of each fund's Preferred Shares for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.



                                                 For the fiscal year     For the fiscal year
                                                   ended 3/31/2006         ended 3/31/2005
                                                 --------------------   --------------------
Pioneer High Income Trust ......................        $8,500                 $8,000
Pioneer Municipal High Income Advantage Trust ..        $8,500                 $8,000


                                                 For the fiscal year     For the fiscal year
                                                   ended 4/30/2006         ended 4/30/2005
                                                ---------------------   --------------------
Pioneer Municipal High Income Trust ............        $8,500                 $8,000

Tax fees
     The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years were as follows. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.



                                                  For the fiscal year    For the fiscal year
                                                    ended 3/31/2006        ended 3/31/2005
                                                 ---------------------   --------------------
Pioneer High Income Trust ......................        $6,800                 $6,000
Pioneer Municipal High Income Advantage Trust ..        $6,800                 $6,000


                                                 For the fiscal year     For the fiscal year
                                                   ended 4/30/2006         ended 4/30/2005
                                                ---------------------   --------------------
Pioneer Municipal High Income Trust ............        $6,800                 $6,000

All other fees
     There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved
     Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, each fund's audit committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2006 and 2005, for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended April 30, 2006 and 2005, for Pioneer Municipal High Income Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy

o For all projects, the officers of the funds and the funds' independent registered public accounting firm will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

Aggregate Non-Audit Fees
     The aggregate non-audit fees for each fund and its affiliates, as previously defined, were as follows.



                                                 For the fiscal year     For the fiscal year
                                                   ended 3/31/2006         ended 3/31/2005
                                                 --------------------   --------------------
Pioneer High Income Trust .....................       $15,300                 $15,100
Pioneer Municipal High Income Advantage Trust .       $15,300                 $15,100


                                                 For the fiscal year     For the fiscal year
                                                   ended 4/30/2006         ended 4/30/2005
                                                ---------------------   --------------------
Pioneer Municipal High Income Trust .........         $15,300                 $15,100

     The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETINGS

Outstanding shares and quorum
     As of the record date, the following Common and Preferred Shares of beneficial interest were outstanding for each fund:



                                                    Common Shares       Preferred Shares
----------------------------------------------------------------------------------------
Pioneer High Income Trust ....................   26,962,118.000          2,020 Series M
                                                                         2,020 Series W
                                                                        2,000 Series TH
Pioneer Municipal High Income Trust ..........   22,120,893.000          2,000 Series A
                                                                         2,040 Series B
Pioneer Municipal High Income
  Advantage Trust ............................   22,740,627.000          3,000 Series A
                                                                         3,000 Series B

     Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each series or class of each fund or one third of the outstanding shares of each fund, entitled to vote in person or by proxy, shall be a quorum for the transaction of business with respect to such class or classes for each fund, respectively.

Ownership of shares of the funds
     To the knowledge of each fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each fund:

Pioneer High Income Trust
Record Holder                        Share Class     Number of Shares     % of Class
----------------------------------------------------------------------------------------
Cede & Co.                          Common              26,872,919           99.67
Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Financial Services, Inc.        Series M                   260           12.87
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
----------------------------------------------------------------------------------------
                                    Series TH                  156            7.80
----------------------------------------------------------------------------------------
                                    Series W                   227           11.24
----------------------------------------------------------------------------------------
CSFB Direct                         Series M                   102            5.05
Harborside Financial Center
501 Plaza II
Jersey City, NJ 07311-0000
----------------------------------------------------------------------------------------
                                    Series W                   116            5.74
----------------------------------------------------------------------------------------
Dean Witter                         Series M                   410           20.30
Harborside Financial Center
34 Exchange Place Plaza 2,
2nd Floor
----------------------------------------------------------------------------------------
                                    Series TH                  490           24.50
----------------------------------------------------------------------------------------
                                    Series W                   302           14.95
----------------------------------------------------------------------------------------
Deutsche Bank Securities            Series W                   404           20.00
60 Wall Street
New York, NY 10005
----------------------------------------------------------------------------------------
Merrill Lynch                       Series M                   747           36.98
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                    Series TH                  853           42.65
----------------------------------------------------------------------------------------
                                    Series W                   246           12.18
----------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.      Series M                   386           19.11
333 West 34th Street 3rd Floor
New York, NY 10001-2402
----------------------------------------------------------------------------------------
                                    Series W                   189            9.36
----------------------------------------------------------------------------------------

Record Holder               Share Class     Number of Shares     % of Class
----------------------------------------------------------------------------------------
CIBC World Markets         Series TH                    222         11.10
Oppenheimer Tower
World Financial Center
200 Liberty Street
New York, NY 10281-0000
----------------------------------------------------------------------------------------
                           Series W                     381         18.86
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock     Series TH                    215         10.75
125 Broad Street
16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                           Series W                     136          6.73
----------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust

Record Holder                            Share Class     Number of Shares     % of Class
----------------------------------------------------------------------------------------
Cede & Co.                              Common              21,984,789           99.38
Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Financial Services, Inc.            Series A                   818           40.90
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
----------------------------------------------------------------------------------------
                                        Series B                   900           44.12
----------------------------------------------------------------------------------------
Merrill Lynch                           Series A                   248           12.40
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                        Series B                   156            7.65
----------------------------------------------------------------------------------------
Wachovia Securities                     Series A                   180            9.00
Loretta Pemberton
901 East Yird St
Richmond, VA 23219
----------------------------------------------------------------------------------------
                                        Series B                   204           10.00
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series A                   314           15.70
125 Broad Street 16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                                        Series B                   558           27.35
----------------------------------------------------------------------------------------
Jeffries & Company Inc.                 Series A                   345           17.25
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
----------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

Record Holder                            Share Class     Number of Shares     % of Class
----------------------------------------------------------------------------------------
Cede & Co.                              Common              22,651,277           99.61
Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Financial Services, Inc.            Series A                 1,221           40.70
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
----------------------------------------------------------------------------------------
                                        Series B                 1,511           50.37
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series A                   558           18.60
125 Broad Street, 16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                                        Series B                   533           17.77
----------------------------------------------------------------------------------------
Merrill Lynch                           Series A                   643           21.43
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                        Series B                   205            6.83
----------------------------------------------------------------------------------------
Morgan Keegan                           Series A                   189            6.30
50 North Front Street
Memphis, TN 38103-2126
----------------------------------------------------------------------------------------
Wachovia Securities                     Series B                   367           12.23
Loretta Pemberton
901 East Yird St
Richmond, VA 23219
----------------------------------------------------------------------------------------
Jeffries & Company Inc.                 Series A                   155            5.17
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
----------------------------------------------------------------------------------------
                                        Series B                   336           11.20
----------------------------------------------------------------------------------------

Shareholder proposals
     If you wish to include a proposal in your fund's proxy statement for the 2007 annual meeting, your proposal must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 on or before May 10, 2007. A proposal that is not to be included in the fund's proxy statement may only be made at the 2007 annual meeting if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2007 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2007 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2007 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2007 meeting is first made by the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each fund currently expects to hold the next annual shareholders' meeting on or about August 21, 2007, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting
     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     For each fund, one-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the fund, entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to such series or class, or with respect to the entire fund, respectively. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. However, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting.

Other business
     While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses
     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

August 8, 2006

                                                                  19745-00-0806

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.













                  Please detach at perforation before mailing.




 PROXY                   PIONEER HIGH INCOME TRUST                     PROXY
                      ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD SEPTEMBER 21, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 21, 2006, at 2:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer High Income Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                          999 99999 999 999     [box]


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                      16502-HIT-com

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN              FOR      WITHHOLD      FOR ALL
BLUE OR BLACK INK.:                        ALL        ALL         EXCEPT


                                           [box]     [box]         [box]

1. To elect two Class I trustees of Pioneer High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Mary K. Bush 02. Thomas J. Perna

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                  16502-HIT-com

                       YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.













                  Please detach at perforation before mailing.





 PROXY                     PIONEER HIGH INCOME TRUST                     PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 21, 2006, at 2:00p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer High Income Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                        999 99999 999 999       [box]



                                         NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                      16502-HIT-pfd

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.:


                                             FOR      WITHHOLD       FOR ALL
                                             ALL      ALL            EXCEPT

                                             [box]    [box]          [box]



1. To elect three Class I trustees of Pioneer High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

   01. Mary K. Bush 02. Thomas J. Perna 03. Marguerite A. Piret

   To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


______________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                 16502-HIT-pfd

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.













                  Please detach at perforation before mailing.




 PROXY               PIONEER MUNICIPAL HIGH INCOME TRUST                  PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 21, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 21, 2006, at 2:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Municipal High Income Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                          999 99999 999 999     [box]


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                16502-MHIT-com

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN              FOR      WITHHOLD      FOR ALL
BLUE OR BLACK INK.:                        ALL        ALL         EXCEPT


                                           [box]     [box]         [box]

1. To elect two Class III trustees of Pioneer Municipal High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Mary K. Bush 02. Thomas J. Perna

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                  16502-MHIT-com

                         YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.

















                  Please detach at perforation before mailing.




 PROXY                  PIONEER MUNICIPAL HIGH INCOME TRUST               PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 21, 2006, at 2:00p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Municipal High Income Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                        999 99999 999 999       [box]



                                         NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                      16502-MHIT-pfd

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.:


                                             FOR      WITHHOLD       FOR ALL
                                             ALL      ALL            EXCEPT

                                             [box]    [box]          [box]



1. To elect three Class III trustees of Pioneer Municipal High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

   01. Mary K. Bush 02. Thomas J. Perna 03. Marguerite A. Piret

   To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


______________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                16502-MHIT-pfd

                       YOUR VOTE IS VERY IMPORTANT.
                  PLEASE COMPLETE, SIGN, DATE AND RETURN
                     THE ENCLOSED PROXY CARD PROMPTLY.

















                  Please detach at perforation before mailing.




 PROXY             PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST          PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 21, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 21, 2006, at 2:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Municipal High Income Advantage Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I
(we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                          999 99999 999 999     [box]


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                     16502-MHIAT-com

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN              FOR      WITHHOLD      FOR ALL
BLUE OR BLACK INK.:                        ALL        ALL         EXCEPT


                                           [box]     [box]         [box]

1. To elect two Class III trustees of Pioneer Municipal High Income Advantage Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Mary K. Bush 02. Thomas J. Perna

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                 16502-MHIAT-com

                      YOUR VOTE IS VERY IMPORTANT.
                  PLEASE COMPLETE, SIGN, DATE AND RETURN
                     THE ENCLOSED PROXY CARD PROMPTLY.

















                  Please detach at perforation before mailing.






 PROXY              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST         PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 21, 2006, at 2:00p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Municipal High Income Advantage Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                        999 99999 999 999       [box]



                                         NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                    16502-MHIAT-pfd

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.:


                                             FOR      WITHHOLD       FOR ALL
                                             ALL      ALL            EXCEPT

                                             [box]    [box]          [box]



1. To elect three Class III trustees of Pioneer Municipal High Income Advantage Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

   01. Mary K. Bush 02. Thomas J. Perna 03. Marguerite A. Piret

   To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


______________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                 16502-MHIAT-pfd